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     As filed with the Securities and Exchange Commission on April 11, 1983
                                                        Registration No. 2-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
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                                    FORM N-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. ____
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                               Amendment No. ____
                        (Check appropriate box or boxes)
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                       PRUDENTIAL-BACHE TELECOMMUNICATIONS
                                   FUND, INC.
               (Exact name of registrant as specified in charter)

           100 GOLD STREET
         NEW YORK, NEW YORK                                 10292
(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including Area Code (212) 791-2139

                              THOMAS J. PRESS, Esq.
                                 100 Gold Street
                            New York, New York 10292
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Scott F. Smith, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                  Approximate date of proposed public offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:
     / / Immediately upon filing pursuant to paragraph (b), or
     / / 60 days after filing pursuant to paragraph (a), or
     / / on (date), pursuant to paragraph (b),
     / / on (date), pursuant to paragraph (a), of Rule 485 or 486.
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     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of its shares of common stock, $.01 par value. The amount of the registration fee is $500.00.

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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